Addendum to Supplemental Financial & Operating Information THIRD QUARTER ENDED SEPTEMBER 30, 2017

Q3 2017 ADDENDUM TO SUPPLEMENTAL FINANCIAL & OPERATING INFORMATION | As of September 30, 2017 2 Net Asset Value Components 3 Top 100 Tenants 4 Asset Type Diversification Portfolio Diversification 6 Industry Diversification 7 Asset Type Diversification - Retail 9 Asset Type Diversification - Industrial 10 Asset Type Diversification - Office 11 Appendix 12 Reporting Definitions 13 Forward-Looking Statements and Risk Factors 14 TABLE OF CONTENTS

Q3 2017 ADDENDUM TO SUPPLEMENTAL FINANCIAL & OPERATING INFORMATION | As of September 30, 2017 3 Please see Appendix at the back of this addendum for Reporting Definitions. Owned Properties Number of Properties Real Estate Investment Net Book Value Annualized Cash Rents Wtd. Avg. Lease Term (Years) ShopKo 101 $ 562,632 $ 381,454 $ 47,377 15.5 Master Trust 2014 (net of ShopKo, Vacant and Vacant Deed- in-Lieu)(1) (2) 793 1,867,293 1,463,686 152,851 8.9 Master Trust 2013 (net of Vacant and Vacant Deed-in-Lieu) 218 410,785 349,054 32,120 10.4 Vacant and Vacant Deed-in-Lieu (3) 21 87,937 79,788 — — Remainder (4) 1,290 5,016,344 4,436,678 372,562 9.9 Total Owned Properties 2,423 $ 7,944,991 $ 6,710,660 $ 604,910 10.1 Other Assets Net Book Value Cash and Equivalents $ 11,947 Restricted Cash 96,344 Accounts Receivable, Prepaid Assets and Other Tangible Assets, net 24,138 Total Other Assets $ 132,429 Number of Properties Principal Outstanding Wtd. Avg. Stated Int. Rate Wtd. Avg. Maturity (Years) Loans Receivable 88 $ 67,725 8.62% 3.1 Net Book Value Accounts Payable, Accrued Expenses and Other Tangible Liabilities $ 149,858 Shares of Common Stock Outstanding 455,900,032 Debt Principal Outstanding Wtd. Avg. Stated Int. Rate Wtd. Avg. Maturity (Years) Revolving Credit Facility $ 386,000 2.49% 1.5 Term Loan 420,000 2.59% 1.1 Senior Unsecured Notes 300,000 4.45% 9.0 Master Trust 2014 1,343,504 5.10% 5.8 Master Trust 2013 313,898 4.70% 4.2 CMBS 426,583 5.89% 3.9 Convertible Notes 747,500 3.28% 2.5 Total Debt $ 3,937,485 4.24% 4.2 Notes: # of Properties Real Estate Investment Net Book Value Sale Proceeds Annualized Cash Rents (1) Master Trust 2014 properties included in ShopKo 4 $ 8,304 $ 6,805 $ 820 (2) Master Trust 2014 properties included in Vacant and Vacant Deed-in-Lieu 7 $ 23,739 $ 20,198 $ — (3) CMBS properties included in Vacant and Vacant Deed-in-Lieu 8 $ 23,592 $ 22,034 — (4) CMBS properties included in Remainder 113 $ 675,973 $ 584,381 51,922 NET ASSET VALUE COMPONENTS $ in thousands

Q3 2017 ADDENDUM TO SUPPLEMENTAL FINANCIAL & OPERATING INFORMATION | As of September 30, 2017 TOP 100 TENANTS Top 100 tenants generate 79% of Contractual Rent We receive financial information for tenants representing 95% of Contractual Rent ü Indicates all or a majority of the Tenant's Contractual Rent is subject to the respective characteristic (i.e., master lease, rent escalators or tenant reporting). üO Indicates less than a majority of the Tenant's Contractual Rent is subject to the respective characteristic (i.e., master lease, rent escalators or tenant reporting). Public - Publicly listed companies with publicly available financials. Corp - Includes corporate level financials provided directly to Spirit 4 Please see Appendix at the back of this addendum for Reporting Definitions. Concept (Tenant) Number of Properties Master Lease Rent Escalators Tenant Reporting Percent of Contractual Rent 1 ShopKo 101 P P P 7.8% 2 AMC Theatres/Carmike Cinemas 18 P P 2.6% 3 Walgreens 42 P 2.4% 4 Church's Chicken 186 P P P 2.2% 5 Academy Sports 6 P Corp 1.9% 6 Circle K 82 P Public 1.9% 7 Albertsons 23 P P 1.7% 8 Home Depot 7 P Public 1.7% 9 CVS 36 PO PO 1.5% 10 CarMax 8 P Public 1.5% 11 Regal Cinemas 15 PO P PO 1.5% 12 FedEx 6 P Public 1.4% 13 C-Store (GPM Investments, LLC) 105 P P P 1.4% 14 Mister Car Wash 23 P P P 1.2% 15 Goodrich Quality Theaters 5 P P P 1.1% 16 The Great Escape 14 P P P 1.1% 17 Ferguson Enterprises 7 P Public 1.0% 18 Rite Aid 23 PO PO 1.0% 19 PetSmart 6 P Corp 1.0% 20 Dollar General 63 P Public 1.0% 21 BJ's Wholesale Club 4 P 1.0% 22 LA Fitness 7 P Corp 1.0% 23 Sportsman's Warehouse 10 P P P 1.0% 24 C-Store (White Oak Station, LLC) 40 P P P 1.0% 25 Advance Auto Parts 56 PO P PO 1.0% Concept (Tenant) Number of Properties Master Lease Rent Escalators Tenant Reporting Percent of Contractual Rent 26 Applebee's 22 P P P 0.9% 27 Tractor Supply 23 P Public 0.9% 28 Crème de la Crème 9 P P P 0.9% 29 Main Event Entertainment 7 P P P 0.9% 30 Casual Male 1 P Public 0.9% 31 Buehler's Food Market 5 P P P 0.9% 32 IBM 2 P Public 0.9% 33 Smart & Final 5 P P Corp 0.9% 34 Red Lobster Restaurants 27 P P P 0.8% 35 Lowe's 6 P 0.8% 36 At Home 7 PO P Public 0.8% 37 Heartland Dental 59 P P P 0.7% 38 Pep Boys 12 P P P 0.7% 39 Specialists in Urology (21stCentury Oncology Holdings, Inc.) 9 P P P 0.6% 40 Kohl's 6 PO Public 0.6% 41 Dave & Buster's 4 P Public 0.6% 42 Emagine Theatres 8 P P P 0.6% 43 Station Casinos 1 P Public 0.6% 44 Perkins Family Restaurant 26 P P P 0.6% 45 Express Oil Change 23 P P P 0.6% 46 Georgia Theatre 4 P P P 0.6% 47 C-Store (Supermesa Fuel & Merc,LLC) 6 P P P 0.6% 48 Smokey Bones Bar & Fire Grill 13 P P P 0.5% 49 Courthouse Athletic Club 5 P P P 0.5% 50 Camping World 7 P P 0.5% Top 50 Tenants 1,190 59.8%

Q3 2017 ADDENDUM TO SUPPLEMENTAL FINANCIAL & OPERATING INFORMATION | As of September 30, 2017 5 Please see Appendix at the back of this addendum for Reporting Definitions. Concept (Tenant) Number of Properties Master Lease Rent Escalators Tenant Reporting Percent of Contractual Rent 51 B&B Theatres 4 P P P 0.5% 52 C-Store (Irving Oil Marketing, Inc.) 37 P P 0.5% 53 Flying J Travel Plaza 3 P P P 0.5% 54 Pine Creek Medical Center 2 PO P P 0.5% 55 Aaron's, Inc. 26 P P P 0.5% 56 South Carolina OncologyAssociates 1 P P 0.5% 57 Norms 10 P P P 0.5% 58 Mealey's Furniture 4 P P P 0.5% 59 Taco Bueno 38 P P P 0.5% 60 HOM Furniture 3 P P 0.5% 61 Defined Fitness 5 P P P 0.5% 62 Office Depot 11 PO Public 0.5% 63 America's Auto Auction 6 P P P 0.5% 64 Zips Car Wash 13 P P P 0.4% 65 J. Jill 1 P Public 0.4% 66 Mills Fleet Farm 1 P P 0.4% 67 Best Buy 4 P Public 0.4% 68 Hardee's 24 P P P 0.4% 69 Wal-Mart 4 PO 0.4% 70 Arby's 25 P P 0.4% 71 C-Store (Town Star Holdings, LLC) 12 P P P 0.4% 72 Children's Network 20 P P 0.4% 73 Big Al's 2 P P P 0.4% 74 Big Sandy Furniture 7 P P P 0.4% 75 Sunny Delight 1 P Corp 0.4% Concept (Tenant) Number of Properties Master Lease Rent Escalators Tenant Reporting Percent of Contractual Rent 76 Martin's 16 P P P 0.4% 77 Universal Tax Systems 1 0.3% 78 American Lubefast 29 P P P 0.3% 79 CircusTrix 8 P P P 0.3% 80 Curacao 1 P Corp 0.3% 81 Children's Learning Adventure 3 P P P 0.3% 82 24 Hour Fitness 2 P Corp 0.3% 83 Ladybird Academy 6 P P P 0.3% 84 Church's Chicken 35 P P P 0.3% 85 Gold's Gym 3 P 0.3% 86 HD Supply 27 P Public 0.3% 87 Old Time Pottery 3 P P 0.3% 88 Malibu Boats 2 P P P 0.3% 89 Southern Theatres 2 P P 0.3% 90 Raymour & Flanigan Furniture 2 P P 0.3% 91 Crunch Fitness 4 P P 0.3% 92 Excellence ER 3 P P P 0.3% 93 KFC 17 P P 0.3% 94 Food City 3 P P 0.3% 95 Pike Nursery 5 P P P 0.3% 96 Golden Corral 7 P P P 0.3% 97 C-Store (Mountain Express OilCompany Southeast, LLC) 13 P P P 0.3% 98 Brookshire Brothers 12 P 0.3% 99 Staples 6 P PO Public 0.3% 100 Gold's Gym 2 P P Corp 0.3% Top 100 Tenants 1,666 78.7% TOP 100 TENANTS (continued) Top 100 tenants generate 79% of Contractual Rent We receive financial information for tenants representing 95% of Contractual Rent P Indicates all or a majority of the Tenant's Contractual Rent is subject to the respective characteristic (i.e., master lease, rent escalators or tenant reporting). PO Indicates less than a majority of the Tenant's Contractual Rent is subject to the respective characteristic (i.e., master lease, rent escalators or tenant reporting). Public - Publicly listed companies with publicly available financials. Corp - Includes corporate level financials provided directly to Spirit

Q3 2017 ADDENDUM TO SUPPLEMENTAL FINANCIAL & OPERATING INFORMATION | As of September 30, 2017 ShopKo AMC Theatres/Carmike Cinemas Walgreens Church's Chicken Academy Sports Circle K Albertsons Home Depot CVS CarMax 7.8% 2.6% 2.4% 2.2% 1.9% 1.9% 1.7% 1.7% 1.5% 1.5% 6 Please see Appendix at the back of this addendum for Reporting Definitions. Predominately Service Industry Focus Focus on Service Industries Percent of Contractual Rent Restaurants - Casual Dining 8.6% Restaurants - Quick Service 8.1% Movie Theaters 7.4% Convenience Stores 7.0% Drug Stores / Pharmacies 4.9% Medical / Other Office 4.8% Health and Fitness 4.1% Entertainment 3.1% Education 2.7% Automotive Services 2.5% Automotive Dealers 2.3% Car Washes 1.9% Other Service Industries 1.8% Service 59.2% General Merchandise 9.4% Grocery 5.2% Sporting Goods 3.4% Specialty Retail 3.3% Home Improvement 2.7% Home Furnishings 2.4% Apparel 2.2% Automotive Parts 1.2% Dollar Stores 1.2% Other Traditional Retail Industries 2.4% Traditional Retail 33.4% Industrial 5.8% Other 1.6% One of Most Diversified Amongst Peers Organic Growth: Contractual Rent Increases $7.9 Billion Real Estate Investment 82% NNN Leases 89% Contractual Rent Escalators Contractual Fixed Increases: 53%CPI-Related: 36% Flat: 11% PORTFOLIO DIVERSIFICATION

Q3 2017 ADDENDUM TO SUPPLEMENTAL FINANCIAL & OPERATING INFORMATION | As of September 30, 2017 INDUSTRY DIVERSIFICATION - SERVICE Service tenants account for 59% of our total Contractual Rent 7 Please see Appendix at the back of this addendum for Reporting Definitions. Service: Restaurants - Casual Dining Applebee's 0.9% Red Lobster Restaurants 0.8% Smokey Bones Bar & Fire Grill 0.5% Perkins Family Restaurant 0.5% Norms 0.5% Golden Corral 0.3% Sonny's BBQ 0.2% Pizza Hut 0.2% Buffalo Wild Wings/Bagger Dave's 0.2% Golden Corral 0.2% Service: Movie Theaters AMC Theatres/Carmike Cinemas 2.6% Regal Cinemas 1.5% Goodrich Quality Theaters 1.1% Emagine Theatres 0.6% Georgia Theatre 0.6% B&B Theatres 0.5% Southern Theaters 0.3% Cinemark 0.2% Service: Restaurants - Quick Service Church's Chicken 2.2% Taco Bueno 0.5% Hardee's 0.4% Arby's 0.4% Martin's 0.4% Church's Chicken 0.3% KFC 0.3% Hardee's 0.3% Sonic Drive-In 0.2% Burger King 0.2% Service: Drug Stores / Pharmacies Walgreens 2.4% CVS 1.5% Rite Aid 1.0% Service: Convenience Stores Circle K 1.9% C-Store (GPM Investments, LLC) 1.4% C-Store (White Oak Station, LLC) 1.0% C-Store (Supermesa Fuel & Merc, LLC) 0.6% C-Store (Irving Oil Marketing, Inc.) 0.5% Flying J Travel Plaza 0.5% C-Store (Town Star Holdings, LLC) 0.4% C-Store (Mountain Express Oil Company Southeast, LLC) 0.3% C-Store (Jordan Oil Company of the Carolinas, Inc) 0.2% C-Store (Wawa, Inc.) 0.2% Service: Entertainment Main Event Entertainment 0.9% Dave & Buster's 0.6% Station Casinos 0.6% Big Al's 0.4% CircusTrix 0.3% Note: Only tenants with contractual rent greater than 0.2% or top ten tenants per industry shown. Service: Medical / Other Office Heartland Dental 0.7% Specialists in Urology (21st Century Oncology Holdings, Inc.) 0.6% Pine Creek Medical Center 0.5% South Carolina Oncology Associates 0.5% Excellence ER 0.3% Neighbor's Emergency Center 0.2% Emerus Urgent Care 0.2% Lerner and Rowe 0.2%

Q3 2017 ADDENDUM TO SUPPLEMENTAL FINANCIAL & OPERATING INFORMATION | As of September 30, 2017 Traditional Retail: Sporting Goods Academy Sports 1.9% Sportsman's Warehouse 1.0% Mills Fleet Farm 0.4% 8 Please see Appendix at the back of this addendum for Reporting Definitions. Traditional Retail: General Merchandise ShopKo 7.8% Aaron's, Inc. 0.5% Wal-Mart 0.4% Curacao 0.3% Old Time Pottery 0.3% Traditional Retail: Grocery Albertsons 1.7% Buehler's Food Market 0.9% Smart & Final 0.9% Food City 0.3% Brookshire Brothers 0.3% Missoula Fresh Market 0.2% Gelson's Markets 0.2% Winco Grocery 0.2% Traditional Retail: Home Improvement Home Depot 1.7% Lowe's 0.8% Other Service CarMax 1.5% Mister Car Wash 1.2% PetSmart 1.0% America's Auto Auction 0.9% Zips Car Wash 0.6% Universal Tax Systems 0.5% Clean Freak 0.4% PwC 0.4% Service: Health and Fitness LA Fitness 1.0% Courthouse Athletic Club 0.5% Defined Fitness 0.5% 24 Hour Fitness 0.3% Gold's Gym 0.3% Crunch Fitness 0.3% Gold's Gym 0.3% In-Shape 0.2% Traditional Retail: Specialty Retail The Great Escape 1.1% At Home 0.7% Camping World 0.5% Pike Nursery 0.3% Jo-Ann's 0.2% Hobby Lobby 0.2% Other Traditional Retail Dollar General 1.0% BJ's Wholesale Club 1.0% Advance Auto Parts 1.0% Casual Male 0.9% Kohl's 0.6% Mealey's Furniture 0.5% HOM Furniture 0.5% Office Depot 0.5% Big Sandy Furniture 0.4% J. Jill 0.4% Note: Only tenants with contractual rent greater than 0.2% or top ten tenants per industry shown. INDUSTRY DIVERSIFICATION - SERVICE & TRADITIONAL RETAIL Service tenants account for 59% of our total Contractual Rent Traditional Retail tenants account for 33% of our total Contractual Rent

Q3 2017 ADDENDUM TO SUPPLEMENTAL FINANCIAL & OPERATING INFORMATION | As of September 30, 2017 Restaurants - Casual Dining Restaurants - Quick Service Movie Theaters Convenience Stores Drug Stores / Pharmacies Health and Fitness Education Automotive Services Entertainment Automotive Dealers Car Washes Medical / Other Office Other Service Industries General Merchandise Grocery Specialty Retail Home Furnishings Home Improvement Sporting Goods Dollar Stores Wholesale Clubs Automotive Parts Apparel Office Supplies Consumer Electronics Industrial and Other Industrial and Other Traditional Retail 9 Please see Appendix at the back of this addendum for Reporting Definitions. 2,235 36.9 99.2% $6.8 billion 84.2% 84.5% Properties Square Feet (in millions) Occupied Real Estate Investment of Contractual Rent NNN Leases Predominately Service Industries Organic Growth and Retail Profile ShopKo AMC Theatres/Carmike Cinemas Walgreens Church's Chicken Circle K Albertsons CVS Home Depot Regal Cinemas C-Store (GPM Investments, LLC) 7.8% 2.6% 2.4% 2.2% 1.9% 1.7% 1.5% 1.5% 1.5% 1.4% Diversification > Concentration Traditional Retail: 35.4% Service: 62.9% Industrial and Other: 1.7% Service % of Contractual Rent ASSET TYPE DIVERSIFICATION - RETAIL 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% Contractual Fixed Increases: 49.9% Flat: 14.2% CPI-Related: 35.9%

Q3 2017 ADDENDUM TO SUPPLEMENTAL FINANCIAL & OPERATING INFORMATION | As of September 30, 2017 Distribution Manufacturing Building Materials Sporting Goods Apparel Office Supplies General Merchandise Service and Other 10 Please see Appendix at the back of this addendum for Reporting Definitions. 70 9.8 million 98.6% $670.4 million 8.8% 69% Properties Square Feet (in millions) Occupied Real Estate Investment of Contractual Rent NNN Leases Industry Diversification 0.0% 1.0% 2.0% CPI-Related: 24.5% Contractual Fixed Increases: 71.0% Flat: 4.5% Contractual Rent Increases Top 10 Tenant Diversification Note: Academy Sports includes 1.5mm sqf distribution center in Katy, Texas. ASSET TYPE DIVERSIFICATION - INDUSTRIAL Industrial Traditional Retail % of Contractual Rent Service and Other Academy Sports FedEx Casual Male PetSmart Ferguson Enterprises J. Jill Sunny Delight HD Supply Malibu Boats Davis-Standard 1.6% 1.4% 0.9% 0.6% 0.6% 0.4% 0.4% 0.3% 0.3% 0.2%

Q3 2017 ADDENDUM TO SUPPLEMENTAL FINANCIAL & OPERATING INFORMATION | As of September 30, 2017 CPI-Related: 42.9% Contractual Fixed Increases: 48.7% Flat: 8.4% 11 Please see Appendix at the back of this addendum for Reporting Definitions. 118 2.5 million 98.3% $513.9 million 7.0% 74% Properties Square Feet (in millions) Occupied Real Estate Investment of Contractual Rent NNN Leases Industry Diversification Top 10 Tenant Diversification Lease Escalation Medical / Other Office Financial Services Entertainment Automotive Dealers Traditional Retail and Other 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% ASSET TYPE DIVERSIFICATION - OFFICE Traditional Retail and Other % of Contractual Rent Service IBM Heartland Dental Specialists in Urology Station Casinos Pine Creek Medical Center South Carolina Oncology Universal Tax Systems Home Depot Faurecia Interior Systems PwC 0.9% 0.7% 0.6% 0.6% 0.5% 0.5% 0.3% 0.2% 0.2% 0.2%

APPENDIX 12

Q3 2017 ADDENDUM TO SUPPLEMENTAL FINANCIAL & OPERATING INFORMATION | As of September 30, 2017 REPORTING DEFINITIONS AND EXPLANATIONS Annualized Cash Rents represents the annualized monthly Contractual Rent, less any rent reserved for, multiplied by twelve. CMBS are those notes secured by commercial real estate and rents therefrom under which certain indirect wholly-owned special purpose entity subsidiaries of the Company are the borrowers. These liabilities are discussed in greater detail in our financial statements and the notes thereto included in our periodic reports filed with the SEC. Contractual Rent represents monthly contractual cash rent and earned income from direct financing leases, excluding percentage rents, from our Owned Properties recognized during the final month of the reporting period, adjusted to exclude amounts received from properties sold during that period and adjusted to include a full month of contractual rent for properties acquired during that period. We use Contractual Rent when calculating certain metrics that are useful to evaluate portfolio credit, asset type, industry and geographic diversity and to manage risk. Convertible Notes are the $402.5 million convertible notes of the Company due in 2019 and the $345.0 million convertible notes of the Company due in 2021, together. These liabilities are discussed in greater detail in our financial statements and the notes thereto included in our periodic reports filed with the SEC. GAAP are the Generally Accepted Accounting Principles in the United States. Gross Investment represents the gross acquisition cost including the contracted purchase price and related capitalized transaction costs. Master Trust 2013 and Master Trust 2014 (collectively Master Trust Notes) are net-lease mortgage notes issued under the Spirit Master Funding Program and the securitization trusts established thereunder. Indirect special purpose entity subsidiaries of the Company are the borrowers. These liabilities are discussed in greater detail in our financial statements and the notes thereto included in our periodic reports filed with the SEC. Net Asset Value (NAV) We believe disclosing information frequently used in the calculation of NAV is useful to investors and because it enables and facilitates calculation of a metric frequently used by our management as one method to estimate the fair value of our business. The assessment of the fair value of our business is subjective in that it involves estimates and assumptions and can be calculated using various methods. Therefore, we have presented certain information regarding our financial and operating results, as well as our assets and liabilities that we believe are important in calculating our NAV, but have not presented any specific methodology nor provided any guidance on the assumptions or estimates that should be used in the calculation of NAV. The components of NAV do not consider the potential changes in the value of assets, the collectability of rents or other receivable obligations, or the value associated with our operating platform. Net Book Value represents the Real Estate Investment value net of accumulated depreciation. Occupancy is calculated by dividing the number of economically yielding Owned Properties in the portfolio as of the measurement date by the number of total Owned Properties on said date. Owned Properties refers to properties owned fee- simple or ground leased by Company subsidiaries as lessee. Real Estate Investment represents the Gross Investment plus improvements less impairment charges. Revolving Credit Facility refers to the $800 million unsecured credit facility which matures on March 31, 2019. The Revolving Credit Facility includes sublimits for swingline loans and letter of credit issuances. Swingline loans and letters of credit reduce availability under the Revolving Credit Facility.  The ability to borrow under the Revolving Credit Facility is subject to the ongoing compliance with customary financial covenants. 13

Q3 2017 ADDENDUM TO SUPPLEMENTAL FINANCIAL & OPERATING INFORMATION | As of September 30, 2017 REPORTING DEFINITIONS AND EXPLANATIONS Senior Unsecured Notes refers to the $300 million aggregate principal amount of 4.450% senior unsecured notes due 2026. Tenant represents the legal entity ultimately responsible for obligations under the lease agreement or an affiliated entity. Other tenants may operate the same or similar business concept or brand. Tenant Reporting consists of one or more of sales, income statement or similar data generated by the leased property. We either receive property level financials with varied frequency or we receive corporate level financials. Includes publicly listed companies with publicly available financial statements. Term Loan refers to a $420.0 million unsecured term facility which includes an accordion feature which allows the facility to be increased to up to $600.0 million, subject to obtaining additional lender commitments. Borrowings may be repaid without premium or penalty, and may be re-borrowed within 30 days up to the then available loan commitment. Unit Level Rent Coverage is used as an indicator of individual asset profitability, as well as signaling the property’s importance to our tenants’ financial viability. We calculate this ratio by dividing our reporting tenants’ trailing 12-month EBITDAR (earnings before interest, tax, depreciation, amortization and rent) by annual contractual rent. Weighted Average Stated Interest Rate is calculated by dividing the sum product of (a) coupon interest rate of each note and (b) the principal balance outstanding of each note by (c) the sum of the total principal balances outstanding for all notes in the sample. 14

Q3 2017 ADDENDUM TO SUPPLEMENTAL FINANCIAL & OPERATING INFORMATION | As of September 30, 2017 15 FORWARD-LOOKING STATEMENTS AND RISK FACTORS The information in this supplemental report should be read in conjunction with the accompanying earnings press release, as well as the Company's Quarterly Report on Form 10-Q, Annual Report on Form 10-K and other information filed with the Securities and Exchange Commission. This supplemental report is not incorporated into such filings. This document is not an offer to sell or a solicitation to buy securities of Spirit Realty Capital, Inc. Any offer or solicitation shall be made only by means of a prospectus approved for that purpose. Forward-Looking and Cautionary Statements This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements can be identified by the use of words such as “expects,” “plans,” “estimates,” “projects,” “intends,” “believes,” “guidance,” and other similar expressions that do not relate to historical matters. These forward-looking statements are subject to known and unknown risks and uncertainties that can cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, Spirit’s continued ability to source new investments, risks associated with using debt and equity financing to fund Spirit’s business activities (including refinancing and interest rate risks, changes in interest rates and/or credit spreads, changes in the price of our common stock, and conditions of the equity and debt capital markets, generally), unknown liabilities acquired in connection with acquired properties or interests in real-estate related entities, general risks affecting the real estate industry and local real estate markets (including, without limitation, the market value of our properties, the inability to enter into or renew leases at favorable rates, portfolio occupancy varying from our expectations, dependence on tenants’ financial condition and operating performance, and competition from other developers, owners and operators of real estate), potential fluctuations in the consumer price index, risks associated with our failure to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended, and other additional risks discussed in Spirit’s most recent filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K. Spirit expressly disclaims any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.